EXHIBIT 32.1


        CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Amendment No. 2 to the Annual Report on Form 10-K for the year ended December 31, 2003 of HemaCare Corporation (the "Company") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in such report.

Very truly yours,


/s/ Judi Irving
______________________________
Judi Irving
Chief Executive Officer

/s/ Robert S. Chilton
______________________________
Robert S. Chilton
Chief Financial Officer


Dated:  November 16, 2004



A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to HemaCare Corporation and will be furnished to the Securities and Exchange Commission or its staff upon request.